UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 1, 2010

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

In a press release dated June 1, 2010, The Cheesecake Factory Incorporated (the “Company”) announced that it will present at the following three investment conferences:

1.               Goldman Sachs Lodging, Gaming, Restaurant & Leisure Conference 2010 (New York)

June 8, 2010 at 9:00 a.m. Eastern Time

2.               Piper Jaffray 2010 Consumer Conference (New York)

June 9, 2010 at 10:30 a.m. Eastern Time

W. Douglas Benn, Executive Vice President and CFO, and Jill Peters, Vice President of Investor Relations, will be presenting at the conferences listed above.

3.               William Blair 30th Annual Growth Stock Conference (Chicago)

June 16, 2010 at 10:00 a.m. Central Time

David Overton, Chairman and CEO, and W. Douglas Benn will be presenting at the conference listed above.

The presentations will be webcast at www.thecheesecakefactory.com and can be accessed by clicking on the “Investors” link from the home page and the respective conference webcast link at the top of the page.  An archive of the webcasts will be available following the live presentation.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

99.1                 Press release dated June 1, 2010 entitled “The Cheesecake Factory to Present at Investment Conferences”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2010	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated June 1, 2010 entitled “The Cheesecake Factory to Present at Investment Conferences”